UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-07225

T. Rowe Price Capital Opportunity Fund, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: December 31

Date of reporting period: December 31, 2009

Item 1: Report to Shareholders

Capital Opportunity Fund	December 31, 2009

The views and opinions in this report were current as of December 31, 2009. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

REPORTS ON THE WEB

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Manager’s Letter

Fellow Shareholders

U.S. stocks ended 2009 with solid gains, capping off a volatile year. The more cyclical sectors rebounded sharply after underperforming traditionally defensive sectors in late 2008 and early 2009. The rebound in U.S. equities—a comeback of historic proportions from the March trough—provided a welcome relief for investors who suffered devastating losses in 2008.

Your fund performed well in 2009, posting a 29.28% return that meaningfully outpaced the S&P 500 Index. (Returns for Advisor and R Class shares reflected their different fee structures.) Our objective is to outperform the S&P 500 by investing in our analysts’ highest-conviction stocks while maintaining a sector-neutral allocation. The fund’s strong relative performance was led by our holdings in information technology, consumer discretionary, and health care. Meanwhile, financials weighed on results, especially in the fourth quarter following strong contributions in 2008.

MARKET ENVIRONMENT

At its nadir on March 9, 2009, the S&P 500 Index was off 25% from its level at the start of 2009. From that low point for the year, U.S. equities staged a major rally that resulted in whopping gains of more than 67%. For the year, the index returned just over 26%. Over the year, large-cap growth stocks outperformed large-cap value by a significant margin.

Following its longest period of contraction since World War II, the U.S. economy began to grow again in the second half of the year. Particularly encouraging was a turnaround in the housing sector on a national basis. While the labor market remained weak, declines in monthly payroll cuts raised hopes that employers might begin adding jobs in the months ahead. Nevertheless, we recognize that unemployment measured on broader terms remains high relative to the last few decades.

Government intervention, including measures designed to help the economy and the credit markets, played a large role in the turnaround. The Treasury Department’s Troubled Asset Relief Program (TARP) injected enormous amounts of capital into the banking system, and the Fed’s Term Asset-Backed Securities Loan Facility (TALF) was steadily expanded to support the market for bundled student, auto, credit card, small business, and commercial real estate loans. The Fed also bought long-term Treasury securities in an effort to keep a lid on long-term interest rates and increase liquidity before ending the program in October. Finally, the central bank continued its purchases of mortgage-backed securities issued by Fannie Mae, Freddie Mac, and Ginnie Mae, which helped keep mortgage rates near multi-decade lows. The prospects for continuing low rates and healthier corporate earnings stimulated investors’ appetites for riskier assets, including stocks.

All sectors of the large-cap S&P 500 Index gained ground in 2009. Shares of information technology companies produced powerful returns, thanks to attractive valuations, aggressive cost-cutting, cash-rich balance sheets, and better-than-expected revenues. Materials stocks soared with commodity prices, while consumer discretionary shares climbed as investors anticipated that the sector would benefit substantially from an economic recovery and increased consumer spending. Utilities and telecommunication services—two sectors often perceived as relatively safe havens in an economic downturn—trailed with modest gains. Energy stocks also lagged, even though oil prices rebounded sharply from the lows reached early in the year.

PORTFOLIO REVIEW

Stock selection in information technology was the largest contributor to the fund’s strong results relative to the S&P 500 Index. The software industry was boosted by stabilizing business trends, aggressive cost-cutting, and improving revenues. Our positions in Microsoft, Red Hat, and Autodesk added relative value. Microsoft, the fund’s second-largest holding, has improved its expense management and is benefiting from the launch of several major products including Windows 7, Bing for Internet search, and Natal, a novel technology for the Xbox game platform. Red Hat, a leading provider of open source software, showed strong revenue and billings growth relative to its competitors. The improved business environment and aggressive cost-cutting boosted Autodesk, a provider of computer-aided design software. We remain overweight due to the company’s market leadership, long-term growth prospects, and strong cash generation. (Please refer to the portfolio of investments for a detailed list of holdings and the amount each represents in the portfolio.)

Stock selection in semiconductors and semiconductor equipment also helped relative results, led by Advanced Micro Devices. The company benefited from a recently settled antitrust lawsuit with Intel and unveiled new products that should bolster the company’s competitive position. We like the firm’s innovative product offerings, improving balance sheet, and strong cash generation opportunities.

The fund’s third-largest holding, Apple, was our top absolute contributor. The company’s iPhone and iMac personal computers continued to sell quite well despite the challenging economic environment. The company has just released several new products, including an iPhone at lower price points, and it is expected to introduce an innovative electronic tablet in 2010.

Our technology positioning was not entirely successful, though. Our lighter exposure to database software provider Oracle was the fund’s largest relative detractor for the year. Delays in its pending acquisition of Sun Microsystems, a distributor of software and related services for open-source database programs, are weighing on the company’s long-term growth prospects. We continue to prefer Microsoft.

Stock selection in consumer discretionary stocks also aided relative results, led by Internet and catalog retailers. Amazon.com recently posted impressive quarterly performance, which was supported by solid revenue growth both in the U.S. and internationally. The company’s innovations and strategic acquisitions continue to underpin its competitive position in global e-commerce. Online travel aggregator Expedia, another solid contributor, has effectively invested in its platform, generates significant free cash flow, and is benefiting as leisure travel recovers.

Health care stocks sold off early in the year on concerns of the impact of health care reform, but the sector has come back from these lows as continued progress is made on reform legislation and it appears that a universal plan is off the table. Fund holding Covidien, which is not included in the index, sells medical devices and commodity medical supplies to hospitals. The company has multiple drivers for margin expansion and is poised for growth after a recent period of underinvestment. Another strong performer was leading pharmaceutical distributor McKesson, which is well positioned to benefit from the move toward generic pharmaceuticals and federal stimulus spending on health care technology.

Stock selection in industrials and business services also helped fund performance. Commercial services and supplies company Republic Services is realizing synergies from its integration of Allied Waste. Machinery company Danaher was supported by the company’s diversified end markets among secular growth areas, such as health care and water and environmental test equipment, which allow the company to generate revenue both organically and through acquisitions. In addition, the company has been cutting costs, paving the way for good earnings growth as the company’s revenue outlook fully recovers.

By sector, stock selection in financials was the sole detractor from relative performance. Our lighter average exposure to Wells Fargo over the course of the year hurt performance as shares surged on positive developments in the financials sector. We have been adding to our holdings in the bank after it alleviated our balance sheet concerns through an equity offering early in the period and then raised additional capital to repay its TARP loan. The improving news on the financial front also benefited U.S. Bancorp, and our underweight detracted as shares surged. After it successfully completed a required stress test, we added to our holdings through an equity offering. We believe U.S. Bancorp now maintains the necessary balance sheet strength to execute deals in the future.

OUTLOOK

The powerful rally off the March 2009 lows drove price/earnings ratios and other measures of value more in line with their historic norms. We are optimistic that gradually improving earnings growth and stronger balance sheets will lead to higher stock prices over the long term, but our optimism about a solid recovery in 2010 is tempered by persistent headwinds that continue to weigh on the economy and a market that has already anticipated that we left the recession at the door. We continue to emphasize rigorous research to discover shares of companies we believe have the potential for capital appreciation while maintaining sector weightings in line with the S&P 500. Our investment approach remains steady and tested, and we believe it should continue to perform well in a variety of market environments. Thank you for your support.

Respectfully submitted,

Anna M. Dopkin
President of the fund and chairman of its Investment Advisory Committee

January 19, 2010

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund’s investment program.

RISKS OF INVESTING

As with all stock mutual funds, the fund’s share price can fall because of weakness in the stock market, a particular industry, or specific holdings. Stock markets can decline for many reasons, including adverse political or economic developments, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment.

GLOSSARY

Lipper indexes: Track the performance of the largest mutual funds in a particular category as determined by Lipper Inc.

Price/earnings (P/E) ratio: A valuation measure calculated by dividing the price of a stock by its current or projected earnings per share. This ratio gives investors an idea of how much they are paying for current or future earnings power.

S&P 500 Index: Tracks the stocks of 500 mostly large U.S. companies.

Performance and Expenses

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

This table shows how the fund would have performed each year if its actual (or cumulative) returns had been earned at a constant rate.

FUND EXPENSE EXAMPLE

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Please note that the fund has three share classes: The original share class (“investor class”) charges no distribution and service (12b-1) fee; Advisor Class shares are offered only through unaffiliated brokers and other financial intermediaries and charge a 0.25% 12b-1 fee; and R Class shares are available to retirement plans serviced by intermediaries and charge a 0.50% 12b-1 fee. Each share class is presented separately in the table.

Actual Expenses
The first line of the following table (“Actual”) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (“Hypothetical”) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual small-account maintenance fee of $10, generally for accounts with less than $2,000 ($500 for UGMA/UTMA). The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $25,000 or more, accounts employing automatic investing, and IRAs and other retirement plan accounts that utilize a prototype plan sponsored by T. Rowe Price (although a separate custodial or administrative fee may apply to such accounts). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

Financial Highlights For a share outstanding throughout each period

Investor Class

	Year Ended 12/31/09‡	12/31/08‡	12/31/07‡	12/31/06‡	12/31/05‡
NET ASSET VALUE					
Beginning of period	$ 10.08	$ 16.18	$ 15.89	$ 13.85	$ 13.31
Investment activities					
Net investment income	0.16	0.18	0.16	0.16	0.10
Net realized and unrealized gain (loss)	2.79	(6.09)	0.73	2.03	0.51
Total from investment activities	2.95	(5.91)	0.89	2.19	0.61
Distributions					
Net investment income	(0.15)	(0.14)	(0.15)	(0.15)	(0.07)
Net realized gain	–	(0.05)	(0.45)	–	–
Total distributions	(0.15)	(0.19)	(0.60)	(0.15)	(0.07)
NET ASSET VALUE					
End of period	**$ 12.88**	**$ 10.08**	**$ 16.18**	**$ 15.89**	**$ 13.85**
Ratios/Supplemental Data					
Total return[(1)]	29.28%	(36.48)%	5.64%	15.81%	4.58%
Ratio of total expenses to average net assets	0.79%	0.79%	0.74%	0.78%	1.02%
Ratio of net investment income to average net assets	1.42%	1.30%	0.97%	1.08%	0.76%
Portfolio turnover rate	43.2%	64.1%	53.9%	52.5%	46.2%
Net assets, end of period (in thousands)	$ 228,507	$ 169,418	$ 252,581	$ 227,286	$177,252

‡ Per share amounts calculated using average shares outstanding method.

(1) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS For a share outstanding throughout each period

Advisor Class

	Year Ended 12/31/09‡	12/31/08‡	12/31/07‡	12/31/06‡	12/31/05‡
NET ASSET VALUE					
Beginning of period	$ 10.05	$ 16.18	$ 15.92	$ 13.86	$ 13.31
Investment activities					
Net investment income	0.13[(2)]	0.14[(2)]	0.11[(2)]	0.11[(2)]	0.09
Net realized and unrealized gain (loss)	2.76	(6.08)	0.72	2.04	0.51
Total from investment activities	2.89	(5.94)	0.83	2.15	0.60
Distributions					
Net investment income	(0.11)	(0.14)	(0.12)	(0.09)	(0.05)
Net realized gain	–	(0.05)	(0.45)	–	–
Total distributions	(0.11)	(0.19)	(0.57)	(0.09)	(0.05)
NET ASSET VALUE					
End of period	$ 12.83	$ 10.05	$ 16.18	$ 15.92	$ 13.86

Ratios/Supplemental Data

Total return[(1)]	28.76%[(2)]	(36.66)%[(2)]	5.25%[(2)]	15.51%[(2)]	4.50%
Ratio of total expenses to average net assets	1.10%[(2)]	1.10%[(2)]	1.10%[(2)]	1.10%[(2)]	1.08%
Ratio of net investment income to average net assets	1.15%[(2)]	1.42%[(2)]	0.63%[(2)]	0.77%[(2)]	0.67%
Portfolio turnover rate	43.2%	64.1%	53.9%	52.5%	46.2%
Net assets, end of period (in thousands)	$ 6,470	$ 6,546	$ 549	$ 344	$ 261

‡ Per share amounts calculated using average shares outstanding method.

(1) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.

(2) Excludes expenses in excess of a 1.10% contractual expense limitation in effect through 4/30/10.

The accompanying notes are an integral part of these financial statements.

Financial Highlights | For a share outstanding throughout each period

R Class

	Year Ended 12/31/09‡	12/31/08‡	12/31/07‡	12/31/06‡	12/31/05‡
NET ASSET VALUE					
Beginning of period	$ 10.10	$ 16.17	$ 15.91	$ 13.86	$ 13.31
Investment activities					
Net investment income	0.09(2)	0.10(2)	0.06(2)	0.07(2)	0.05
Net realized and unrealized gain (loss)	2.79	(6.06)	0.73	2.03	0.52
Total from investment activities	2.88	(5.96)	0.79	2.10	0.57
Distributions					
Net investment income	(0.10)	(0.06)	(0.08)	(0.05)	(0.02)
Net realized gain	–	(0.05)	(0.45)	–	–
Total distributions	(0.10)	(0.11)	(0.53)	(0.05)	(0.02)
NET ASSET VALUE					
End of period	**$ 12.88**	**$ 10.10**	**$ 16.17**	**$ 15.91**	**$ 13.86**

Ratios/Supplemental Data

Total return(1)	**28.52%(2)**	**(36.83)%(2)**	**5.00%(2)**	**15.15%(2)**	**4.28%**
Ratio of total expenses to average net assets	1.35%(2)	1.35%(2)	1.35%(2)	1.35%(2)	1.35%
Ratio of net investment income to average net assets	0.81%(2)	0.72%(2)	0.38%(2)	0.51%(2)	0.40%
Portfolio turnover rate	43.2%	64.1%	53.9%	52.5%	46.2%
Net assets, end of period (in thousands)	$ 753	$ 282	$ 493	$ 300	$ 261

‡ Per share amounts calculated using average shares outstanding method.

(1) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.

(2) Excludes expenses in excess of a 1.35% contractual expense limitation in effect through 4/30/10.

The accompanying notes are an integral part of these financial statements.

Portfolio of Investments ‡

(Cost and value in $000s)

	Shares/$ Par	Value
COMMON STOCKS 98.8%		
CONSUMER DISCRETIONARY 9.9%		
Auto Components 0.2%		
Johnson Controls	20,100	547
		547
Automobiles 0.3%		
Ford Motor (1)	23,400	234
Harley-Davidson	15,900	401
		635
Distributors 0.0%		
Genuine Parts	2,400	91
		91
Diversified Consumer Services 0.2%		
Apollo Group, Class A (1)	5,200	315
DeVry	1,200	68
H&R Block	3,600	82
		465
Hotels, Restaurants & Leisure 2.1%		
International Game Technology	9,500	178
Marriott, Class A	25,575	697
McDonald's	30,300	1,892
MGM Mirage (1)	52,886	482
Starbucks (1)	35,200	812
Starwood Hotels & Resorts Worldwide	4,500	165
Wynn Resorts	2,200	128
Yum! Brands	14,300	500
		4,854
Household Durables 0.1%		
D. R. Horton	9,400	102
Lennar, Class A	7,500	96
		198

Internet & Catalog Retail 1.2%		
Amazon.com (1)	13,000	1,749
Expedia (1)	22,900	589
Liberty Media Interactive, Class A (1)	28,700	311
priceline.com (1)	1,100	240
		2,889
Leisure Equipment & Products 0.1%		
Hasbro	11,000	353
		353
Media 2.6%		
Cablevision, Class A	16,200	418
DIRECTV (1)	7,300	243
Discovery Communications, Class A (1)	3,200	98
Discovery Communications, Class C (1)	10,200	270
Lamar Advertising (1)	3,600	112
McGraw-Hill	8,700	292
News Corp, Class A	16,200	222
Omnicom	10,700	419
Time Warner	41,400	1,206
Time Warner Cable, Class A	29,925	1,239
Walt Disney	46,500	1,500
		6,019
Multiline Retail 0.4%		
Kohl's (1)	15,900	857
		857
Specialty Retail 2.2%		
AutoZone (1)	3,300	522
Bed Bath & Beyond (1)	19,700	761
GAP	32,600	683
Home Depot	48,640	1,407
Lowe's	67,860	1,587

Household Products 3.0%		
Clorox	11,500	701
Colgate-Palmolive	5,185	426
Kimberly-Clark	18,300	1,166
Procter & Gamble	78,690	4,771
		7,064
Personal Products 0.1%		
Avon	3,600	113
		113
Tobacco 1.5%		
Altria Group	47,900	940
Philip Morris International	55,910	2,695
		3,635
Total Consumer Staples		26,254
ENERGY 12.1%		
Energy Equipment & Services 2.1%		
Baker Hughes	14,120	571
BJ Services	16,780	312
Diamond Offshore Drilling	1,700	167
FMC Technologies (1)	12,480	722
Halliburton	8,800	265
Schlumberger	40,480	2,635
Smith International	12,700	345
		5,017
Oil, Gas & Consumable Fuels 10.0%		
Cabot Oil & Gas	8,000	349
Chevron	51,472	3,963
ConocoPhillips	23,220	1,186
CONSOL Energy	10,100	503

Commercial Banks 2.9%		
Fifth Third Bancorp	37,600	367
First Horizon National	10,543	141
KeyCorp	44,900	249
Marshall & Ilsley	43,600	238
PNC Financial Services Group	7,100	375
Regions Financial	51,300	271
SunTrust	12,700	258
U.S. Bancorp	52,700	1,186
Wells Fargo	133,459	3,602
		6,687
Consumer Finance 0.4%		
American Express	18,200	738
SLM Corporation (1)	23,800	268
		1,006
Diversified Financial Services 4.2%		
Bank of America	224,161	3,376
Citigroup	302,300	1,001
CME Group	1,300	437
IntercontinentalExchange (1)	2,500	281
JPMorgan Chase	102,600	4,275
Moody's	8,900	238
NASDAQ OMX Group (1)	3,700	73
NYSE Euronext	9,200	233
		9,914
Insurance 2.5%		
Aflac	17,100	791
Allstate	10,000	300
Aon	15,900	610
Assurant	7,800	230
Chubb	12,700	625

Genworth Financial, Class A (1)	13,500	153
Hartford Financial Services	6,800	158
Lincoln National	7,500	187
Loews	10,200	371
Marsh & McLennan	12,700	280
MetLife	20,900	739
Prudential Financial	14,700	731
The Travelers Companies	14,659	731
		5,906
Real Estate Investment Trusts (REITs) 0.8%		
AvalonBay Communities, REIT	4,600	378
Boston Properties, REIT	5,600	375
Kimco Realty, REIT	9,300	126
Simon Property Group, REIT	11,420	911
		1,790
Total Financials		31,971
HEALTH CARE 12.6%		
Biotechnology 1.8%		
Amgen (1)	24,400	1,380
Biogen Idec (1)	7,000	374
Celgene (1)	16,600	924
Cephalon (1)	2,700	169
Gilead Sciences (1)	26,560	1,150
Vertex Pharmaceuticals (1)	4,500	193
		4,190
Health Care Equipment & Supplies 2.3%		
Baxter International	16,500	968
Boston Scientific (1)	31,400	283
C.R. Bard	4,300	335
CareFusion (1)	12,250	306

Covidien	12,650	606
Dentsply International	6,500	229
Hospira (1)	3,300	168
Intuitive Surgical (1)	1,000	303
Medtronic	28,400	1,249
St. Jude Medical (1)	12,900	475
Stryker	10,200	514
		5,436
Health Care Providers & Services 2.1%		
Aetna	10,600	336
Cardinal Health	4,600	148
CIGNA	8,600	303
DaVita (1)	5,300	311
Express Scripts (1)	8,900	769
Humana (1)	5,800	255
McKesson	6,300	394
Medco (1)	10,500	671
Tenet Healthcare (1)	36,500	197
UnitedHealth Group	23,800	726
WellPoint (1)	16,800	979
		5,089
Life Sciences Tools & Services 0.3%		
Life Technologies (1)	4,200	219
Thermo Fisher Scientific (1)	5,100	243
Waters Corporation (1)	3,400	211
		673
Pharmaceuticals 6.1%		
Abbott Laboratories	32,700	1,766
Allergan	11,400	718
Bristol Myers Squibb	48,900	1,235
Eli Lilly	23,000	821
Johnson & Johnson	64,200	4,135

Merck	76,394	2,791
Pfizer	163,492	2,974
		14,440
Total Health Care		29,828

INDUSTRIALS & BUSINESS SERVICES 10.3%

Aerospace & Defense 2.9%

Boeing	18,100	980
General Dynamics	7,300	498
Goodrich	6,500	418
Honeywell International	16,700	655
Lockheed Martin	13,000	979
Northrop Grumman	7,400	413
Precision Castparts	4,700	519
Raytheon	7,500	386
Rockwell Collins	2,800	155
United Technologies	26,900	1,867
		6,870

Air Freight & Logistics 1.0%

C.H. Robinson Worldwide	4,200	247
Expeditors International of Washington	5,400	187
FedEx	6,600	551
UPS, Class B	22,100	1,268
		2,253

Airlines 0.1%

Southwest Airlines	30,800	352
		352

Building Products 0.2%

Masco	26,200	362
		362

Commercial Services & Supplies 0.6%		
Cintas	7,100	185
Republic Services	33,240	941
Stericycle (1)	7,300	403
		1,529
Construction & Engineering 0.2%		
Fluor	7,100	320
Foster Wheeler (1)	6,000	176
Quanta Services (1)	3,200	67
		563
Electrical Equipment 0.7%		
Cooper Industries	9,200	392
Emerson Electric	11,700	498
Rockwell Automation	14,700	691
		1,581
Industrial Conglomerates 2.2%		
3M	22,200	1,835
GE	213,800	3,235
McDermott International (1)	6,100	146
		5,216
Machinery 1.5%		
Danaher	21,200	1,594
Deere	14,200	768
Illinois Tool Works	4,700	226
PACCAR	18,600	675
Stanley Works	3,000	154
		3,417
Professional Services 0.0%		
Robert Half International	3,240	87
		87

Road & Rail 0.8%		
CSX	8,000	388
Norfolk Southern	8,000	419
Union Pacific	15,600	997
		1,804
Trading Companies & Distributors 0.1%		
Fastenal	4,400	183
		183
Total Industrials & Business Services		24,217
INFORMATION TECHNOLOGY 19.7%		
Communications Equipment 2.5%		
Cisco Systems (1)	102,800	2,461
JDS Uniphase (1)	34,200	282
Juniper Networks (1)	27,300	728
Motorola (1)	54,300	421
Qualcomm	46,100	2,133
		6,025
Computers & Peripherals 5.7%		
Apple (1)	22,800	4,808
Dell (1)	36,100	518
EMC (1)	49,000	856
Hewlett-Packard	51,700	2,663
IBM	31,400	4,110
NetApp (1)	8,300	286
SanDisk (1)	5,700	165
		13,406
Electronic Equipment, Instruments & Components 0.6%		
Agilent Technologies (1)	10,100	314
Corning	30,700	593

First Solar (1)	600	81
Tyco Electronics	18,650	458
		1,446
Internet Software & Services 2.0%		
Google, Class A (1)	6,500	4,030
VeriSign (1)	17,600	427
Yahoo! (1)	17,300	290
		4,747
IT Services 1.9%		
Accenture, Class A	18,230	756
Automatic Data Processing	13,950	597
Computer Sciences (1)	5,500	316
Fidelity National Information	6,100	143
Fiserv (1)	4,900	238
MasterCard, Class A	2,900	742
Paychex	5,800	178
Visa, Class A	12,300	1,076
Western Union	23,600	445
		4,491
Semiconductor & Semiconductor Equipment 2.6%		
Advanced Micro Devices (1)	30,900	299
Applied Materials	47,400	661
Intel	153,200	3,125
KLA-Tencor	5,400	195
Marvell Technology Group (1)	7,100	147
MEMC Electronic Materials (1)	5,700	78
Micron Technology (1)	34,200	361
National Semiconductor	35,500	545
NVIDIA (1)	16,600	310
Texas Instruments	12,800	334
		6,055

Software 4.4%		
Autodesk (1)	44,600	1,133
CA	42,600	957
Electronic Arts (1)	9,800	174
Intuit (1)	19,100	587
McAfee (1)	18,300	742
Microsoft	203,000	6,190
Red Hat (1)	16,700	516
		10,299
Total Information Technology		46,469
MATERIALS 3.1%		
Chemicals 1.5%		
Dow Chemical	11,300	312
DuPont	23,500	791
Monsanto	15,900	1,300
Potash Corporation of Saskatchewan	1,600	173
Praxair	11,700	940
Sigma Aldrich	1,600	81
		3,597
Construction Materials 0.2%		
Vulcan Materials	7,300	385
		385
Metals & Mining 1.1%		
Cliffs Natural Resources	1,600	74
Eldorado Gold (1)	13,000	184
Freeport-McMoRan Copper & Gold (1)	13,644	1,095
Newmont Mining	8,200	388
Nucor	8,900	415
USX-U.S. Steel Group	8,400	463
		2,619

Paper & Forest Products 0.4%		
International Paper	18,500	495
Weyerhaeuser	9,400	406
		901
Total Materials		7,502
TELECOMMUNICATION SERVICES 3.0%		
Diversified Telecommunication Services 2.1%		
AT&T	169,757	4,758
Verizon Communications	2,700	90
		4,848
Wireless Telecommunication Services 0.9%		
American Tower, Class A (1)	16,817	727
Crown Castle International (1)	12,100	472
MetroPCS Communications (1)	26,600	203
NII Holdings, Class B (1)	4,100	138
Sprint Nextel (1)	187,000	684
		2,224
Total Telecommunication Services		7,072
UTILITIES 3.3%		
Electric Utilities 2.0%		
Allegheny Energy	10,100	237
American Electric Power	23,500	818
Duke Energy	10,000	172
Edison International	7,800	271
Entergy	8,900	729
Exelon	16,700	816
FirstEnergy	9,900	460
FPL Group	4,400	233
Pepco Holdings	12,900	217

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

NOTES TO FINANCIAL STATEMENTS

T. Rowe Price Capital Opportunity Fund, Inc. (the fund), is registered under the Investment Company Act of 1940 (the 1940 Act) as a diversified, open-end management investment company. The fund seeks to provide long-term capital growth by investing primarily in U.S. common stocks. The fund has three classes of shares: the Capital Opportunity Fund original share class, referred to in this report as the Investor Class, offered since November 30, 1994; the Capital Opportunity Fund—Advisor Class (Advisor Class), offered since December 31, 2004; and the Capital Opportunity Fund—R Class (R Class), offered since December 31, 2004. Advisor Class shares are sold only through unaffiliated brokers and other unaffiliated financial intermediaries, and R Class shares are available to retirement plans serviced by intermediaries. The Advisor Class and R Class each operate under separate Board-approved Rule 12b-1 plans, pursuant to which each class compensates financial intermediaries for distribution, shareholder servicing, and/or certain administrative services. Each class has exclusive voting rights on matters related solely to that class; separate voting rights on matters that relate to all classes; and, in all other respects, the same rights and obligations as the other classes.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), which require the use of estimates made by fund management. Fund management believes that estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale of the securities. Further, fund management believes that no events have occurred between December 31, 2009, the date of this report, and February 25, 2010, the date of issuance of the financial statements, that require adjustment of, or disclosure in, the accompanying financial statements.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared and paid by each class annually. Capital gain distributions, if any, are generally declared and paid by the fund, annually.

Class Accounting The Advisor Class and R Class each pay distribution, shareholder servicing, and/or certain administrative expenses in the form of Rule 12b-1 fees, in an amount not exceeding 0.25% and 0.50%, respectively, of the class’s average daily net assets. Shareholder servicing, prospectus, and shareholder report expenses incurred by each class are charged directly to the class to which they relate. Expenses common to all classes, investment income, and realized and unrealized gains and losses are allocated to the classes based upon the relative daily net assets of each class.

Rebates and Credits Subject to best execution, the fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the fund in cash. Commission rebates are reflected as realized gain on securities in the accompanying financial statements and totaled $7,000 for the year ended December 31, 2009. Additionally, the fund earns credits on temporarily uninvested cash balances held at the custodian, which reduce the fund’s custody charges. Custody expense in the accompanying financial statements is presented before reduction for credits.

New Accounting Pronouncement On January 1, 2009, the fund adopted new accounting guidance that requires enhanced disclosures about derivative and hedging activities, including how such activities are accounted for and their effect on financial position, performance, and cash flows. Adoption of this guidance had no impact on the fund’s net assets or results of operations.

NOTE 2 - VALUATION

The fund’s investments are reported at fair value as defined under GAAP. The fund determines the values of its assets and liabilities and computes its net asset value per share at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day that the NYSE is open for business.

Valuation Methods Equity securities listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made, except for OTC Bulletin Board securities, which are valued at the mean of the latest bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the latest bid and asked prices for domestic securities and the last quoted sale price for international securities. Debt securities with remaining maturities of less than one year at the time of acquisition generally use amortized cost in local currency to approximate fair value. However, if amortized cost is deemed not to reflect fair value or the fund holds a significant amount of such securities with remaining maturities of more than 60 days, the securities are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service.

Investments in mutual funds are valued at the mutual fund’s closing net asset value per share on the day of valuation. Financial futures contracts are valued at closing settlement prices.

Other investments, including restricted securities, and those financial instruments for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors.

Valuation Inputs Various inputs are used to determine the value of the fund’s financial instruments. These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical securities

Level 2 – observable inputs other than Level 1 quoted prices (including, but not limited to, quoted prices for similar securities, interest rates, prepayment speeds, and credit risk)

Level 3 – unobservable inputs

Observable inputs are those based on market data obtained from sources independent of the fund, and unobservable inputs reflect the fund’s own assumptions based on the best information available. The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level. The following table summarizes the fund’s financial instruments, based on the inputs used to determine their values on December 31, 2009:

NOTE 3 - DERIVATIVE INSTRUMENTS

During the year ended December 31, 2009, the fund invested in derivative instruments. As defined by GAAP, a derivative is a financial instrument whose value is derived from an underlying security price, foreign exchange rate, interest rate, index of prices or rates, or other variable; it requires little or no initial investment and permits or requires net settlement. The fund invests in derivatives only if the expected risks and rewards are consistent with its investment objectives, policies, and overall risk profile, as described in its prospectus and Statement of Additional Information. The fund may use derivatives for a variety of purposes, such as seeking to hedge against declines in principal value, increase yield, invest in an asset with greater efficiency and at a lower cost than is possible through direct investment, or to adjust credit exposure. The risks associated with the use of derivatives are different from, and potentially much greater than, the risks associated with investing directly in the instruments on which the derivatives are based. Investments in derivatives can magnify returns positively or negatively; however, the fund at all times maintains sufficient cash reserves, liquid assets, or other SEC-permitted asset types to cover the settlement obligations under its open derivative contracts. During the year ended December 31, 2009, the fund’s exposure to derivatives, based on underlying notional amounts, was generally between 0% and 1% of net assets.

The fund values its derivatives at fair value, as described below and in Note 2, and recognizes changes in fair value currently in its results of operations. Accordingly, the fund does not follow hedge accounting, even for derivatives employed as economic hedges. As of December 31, 2009, the fund held equity futures with cumulative unrealized gain of $13,000; the value reflected on the accompanying Statement of Assets and Liabilities is the related unsettled variation margin.

Additionally, during the year ended December 31, 2009, the fund recognized $211,000 of realized gain on Futures and a $23,000 change in unrealized loss on Futures related to its investments in equity derivatives; such amounts are included on the accompanying Statement of Operations.

Counterparty risk related to exchange-traded derivatives, including futures and options contracts, is minimal because the exchange’s clearinghouse provides protection against defaults. Additionally, for exchange-traded derivatives, each broker in its sole discretion may change margin requirements applicable to the fund.

Futures Contracts The fund is subject to equity price risk in the normal course of pursuing its investment objectives and uses futures contracts to help manage such risk. The fund may enter into futures contracts to manage exposure to interest rates, security prices, foreign currencies, and credit quality; as an efficient means of adjusting exposure to all or part of a target market; to enhance income; as a cash management tool; and/or to adjust credit exposure. A futures contract provides for the future sale by one party and purchase by another of a specified amount of a particular underlying financial instrument at an agreed-upon price, date, time, and place. The fund currently invests only in exchange-traded futures, which generally are standardized as to maturity date, underlying financial instrument, and other contract terms. Upon entering into a futures contract, the fund is required to deposit with the broker cash or securities in an amount equal to a certain percentage of the contract value (initial margin deposit); the margin deposit must then be maintained at the established level over the life of the contract. Subsequent payments are made or received by the fund each day to settle daily fluctuations in the value of the contract (variation margin), which reflect changes in the value of the underlying financial instrument. Variation margin is recorded as unrealized gain or loss until the contract is closed. The value of a futures contract included in net assets is the amount of unsettled variation margin; net variation margin receivable is reflected as an asset, and net variation margin payable is reflected as a liability on the accompanying Statement of Assets and Liabilities. Risks related to the use of futures contracts include possible illiquidity of the futures markets, contract prices that can be highly volatile and imperfectly correlated to movements in hedged security values, and potential losses in excess of the fund’s initial investment.

NOTE 4 - OTHER INVESTMENT TRANSACTIONS

Purchases and sales of portfolio securities other than short-term securities aggregated $91,626,000 and $85,129,000, respectively, for the year ended December 31, 2009.

NOTE 5 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences.

The fund files U.S. federal, state, and local tax returns as required. The fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after filing of the tax return but could be longer in certain circumstances.

Distributions during the years ended December 31, 2009 and December 31, 2008 were characterized for tax purposes as follows:

At December 31, 2009, the tax-basis cost of investments and components of net assets were as follows:

The difference between book-basis and tax-basis net unrealized appreciation (depreciation) is attributable to the deferral of losses from wash sales for tax purposes. The fund intends to retain realized gains to the extent of available capital loss carryforwards. The fund’s unused capital loss carryforwards as of December 31, 2009, expire: $15,310,000 in fiscal 2016 and $25,949,000 in fiscal 2017. In accordance with federal income tax regulations applicable to investment companies, recognition of capital losses on certain transactions realized between November 1 and the fund’s year end is deferred for tax purposes until the subsequent year (post-October loss deferrals); however, such losses are recognized for financial reporting purposes in the year realized.

NOTE 6 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (the manager or Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. The investment management agreement between the fund and the manager provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.20% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.285% for assets in excess of $220 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At December 31, 2009, the effective annual group fee rate was 0.30%.

The Advisor Class and R Class are also subject to a contractual expense limitation through the limitation dates indicated in the table below. During the limitation period, the manager is required to waive its management fee and/or reimburse expenses, excluding interest, taxes, brokerage commissions, and extraordinary expenses, that would otherwise cause the class’s ratio of annualized total expenses to average net assets (expense ratio) to exceed its expense limitation. Each class is required to repay the manager for expenses previously reimbursed and management fees waived to the extent the class’s net assets have grown or expenses have declined sufficiently to allow repayment without causing the class’s expense ratio to exceed its expense limitation. However, no repayment will be made more than three years after the date of any reimbursement or waiver or later than the repayment dates indicated in the table below.

Pursuant to this agreement, expenses in the amount of $6,000 were reimbursed by the manager during the year ended December 31, 2009. Including these amounts, expenses previously reimbursed by the manager in the amount of $24,000 remain subject to repayment at December 31, 2009.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates computes the daily share prices and provides certain other administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend disbursing agent. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the Investor Class and R Class. For the year ended December 31, 2009, expenses incurred pursuant to these service agreements were $125,000 for Price Associates; $127,000 for T. Rowe Price Services, Inc.; and $16,000 for T. Rowe Price Retirement Plan Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

The fund may invest in the T. Rowe Price Reserve Investment Fund and the T. Rowe Price Government Reserve Investment Fund (collectively, the T. Rowe Price Reserve Investment Funds), open-end management investment companies managed by Price Associates and considered affiliates of the fund. The T. Rowe Price Reserve Investment Funds are offered as cash management options to mutual funds, trusts, and other accounts managed by Price Associates and/or its affiliates and are not available for direct purchase by members of the public. The T. Rowe Price Reserve Investment Funds pay no investment management fees.

As of December 31, 2009, T. Rowe Price Group, Inc., and/or its wholly owned subsidiaries owned 1,227,569 shares of the Investor Class, and 19,715 shares of the R Class, aggregating 7% of the fund’s net assets.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of
T. Rowe Price Capital Opportunity Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of T. Rowe Price Capital Opportunity Fund, Inc. (the “Fund”) at December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2009 by correspondence with the custodian and brokers, and confirmation of the underlying fund by correspondence with the transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Baltimore, Maryland
February 25, 2010

TAX INFORMATION (UNAUDITED) FOR THE TAX YEAR ENDED 12/31/09

We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

For taxable non-corporate shareholders, $2,816,000 of the fund’s income represents qualified dividend income subject to the 15% rate category.

For corporate shareholders, $2,816,000 of the fund’s income qualifies for the dividends-received deduction.

INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND RECORDS

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC’s Web site, www.sec.gov. The description of our proxy voting policies and procedures is also available on our Web site, www.troweprice.com. To access it, click on the words “Our Company” at the top of our corporate homepage. Then, when the next page appears, click on the words “Proxy Voting Policies” on the left side of the page.

Each fund’s most recent annual proxy voting record is available on our Web site and through the SEC’s Web site. To access it through our Web site, follow the directions above, then click on the words “Proxy Voting Records” on the right side of the Proxy Voting Policies page.

HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s Web site (www.sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 450 Fifth St. N.W., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

ABOUT THE FUND’S DIRECTORS AND OFFICERS

Your fund is governed by a Board of Directors (Board) that meets regularly to review a wide variety of matters affecting the fund, including performance, investment programs, compliance matters, advisory fees and expenses, service providers, and other business affairs. The Board elects the fund’s officers, who are listed in the final table. At least 75% of Board members are independent of T. Rowe Price Associates, Inc. (T. Rowe Price), and T. Rowe Price International, Inc. (T. Rowe Price International); “inside” or “interested” directors are employees or officers of T. Rowe Price. The business address of each director and officer is 100 East Pratt Street, Baltimore, Maryland 21202. The Statement of Additional Information includes additional information about the directors and is available without charge by calling a T. Rowe Price representative at 1-800-225-5132.

Independent Directors

Name
(Year of Birth)	Principal Occupation(s) During Past Five Years and Directorships of
Year Elected*	Other Public Companies

William R. Brody, M.D., Ph.D.	President and Trustee, Salk Institute for Biological Studies (2009
(1944)	to present); Director, Novartis, Inc. (2009 to present); Director, IBM
2009	(2007 to present); President and Trustee, Johns Hopkins University
(1996 to 2009); Chairman of Executive Committee and Trustee,
Johns Hopkins Health System (1996 to 2009)

Jeremiah E. Casey	Director, National Life Insurance (2001 to 2005); Director, The Rouse
(1940)	Company, real estate developers (1990 to 2004)
2005

Anthony W. Deering	Chairman, Exeter Capital, LLC, a private investment firm (2004 to
(1945)	present); Director, Under Armour (2008 to present); Director, Vornado
2001	Real Estate Investment Trust (2004 to present); Director, Mercantile
Bankshares (2002 to 2007); Member, Advisory Board, Deutsche Bank
North America (2004 to present); Director, Chairman of the Board, and Chief Executive Officer, The Rouse Company, real estate develop-
ers (1997 to 2004)

Donald W. Dick, Jr.	Principal, EuroCapital Advisors, LLC, an acquisition and management
(1943)	advisory firm (1995 to present)
1994

Karen N. Horn	Director, Eli Lilly and Company (1987 to present); Director, Simon
(1943)	Property Group (2004 to present); Director, Norfolk Southern (2008
2003	to present); Director, Georgia Pacific (2004 to 2005)

Theo C. Rodgers	President, A&R Development Corporation (1977 to present)
(1941)
2005

John G. Schreiber	Owner/President, Centaur Capital Partners, Inc., a real estate invest-
(1946)	ment company (1991 to present); Partner, Blackstone Real Estate
2001	Advisors, L.P. (1992 to present)

Mark R. Tercek	President and Chief Executive Officer, The Nature Conservancy (2008
(1957)	to present); Managing Director, The Goldman Sachs Group, Inc.
2009	(1984 to 2008)

*Each independent director oversees 124 T. Rowe Price portfolios and serves until retirement, resignation, or election of a successor.

Inside Directors

Name
(Year of Birth)
Year Elected*
[Number of T. Rowe Price	Principal Occupation(s) During Past Five Years and Directorships of
Portfolios Overseen]	Other Public Companies

Edward C. Bernard	Director and Vice President, T. Rowe Price; Vice Chairman of the Board,
(1956)	Director, and Vice President, T. Rowe Price Group, Inc.; Chairman of
2006	the Board, Director, and President, T. Rowe Price Investment Services,
[124]	Inc.; Chairman of the Board and Director, T. Rowe Price Global Asset
Management Limited, T. Rowe Price Global Investment Services
Limited, T. Rowe Price Retirement Plan Services, Inc., T. Rowe Price
Savings Bank, and T. Rowe Price Services, Inc.; Director, T. Rowe Price
International, Inc.; Chief Executive Officer, Chairman of the Board,
Director, and President, T. Rowe Price Trust Company; Chairman of
the Board, all funds

John H. Laporte, CFA	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe
(1945)	Price Trust Company
1994
[16]

*Each inside director serves until retirement, resignation, or election of a successor.

Officers

Name (Year of Birth)
Position Held With Capital Opportunity Fund	Principal Occupation(s)

Kennard W. Allen (1977)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Francisco Alonso (1978)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Peter J. Bates, CFA (1974)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Anna M. Dopkin, CFA (1967)	Vice President, T. Rowe Price, T. Rowe Price
President	Group, Inc., and T. Rowe Price Trust Company

David J. Eiswert, CFA (1972)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Global Investment Services Limited, and
T. Rowe Price Group, Inc.

Roger L. Fiery III, CPA (1959)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., T. Rowe Price International, Inc.,
and T. Rowe Price Trust Company

John R. Gilner (1961)	Chief Compliance Officer and Vice President,
Chief Compliance Officer	T. Rowe Price; Vice President, T. Rowe Price
Group, Inc., and T. Rowe Price Investment
Services, Inc.

Gregory S. Golczewski (1966)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Trust Company

Gregory K. Hinkle, CPA (1958)	Vice President, T. Rowe Price, T. Rowe Price
Treasurer	Group, Inc., and T. Rowe Price Trust Company;
formerly Partner, PricewaterhouseCoopers LLP
(to 2007)

Ann M. Holcomb, CFA (1972)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

Patricia B. Lippert (1953)	Assistant Vice President, T. Rowe Price and
Secretary	T. Rowe Price Investment Services, Inc.

Jennifer Martin (1972)	Vice President, T. Rowe Price and T. Rowe
Vice President	Price Group, Inc.; formerly Research Analyst,
Northern Trust (to 2005)

Philip A. Nestico (1976)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Jason Nogueira, CFA (1974)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

David Oestreicher (1967)	Director and Vice President, T. Rowe Price
Vice President	Investment Services, Inc., T. Rowe Price Trust
Company, and T. Rowe Price Services, Inc.; Vice
President, T. Rowe Price, T. Rowe Price Global
Asset Management Limited, T. Rowe Price Global
Investment Services Limited, T. Rowe Price
Group, Inc., T. Rowe Price International, Inc., and
T. Rowe Price Retirement Plan Services, Inc.

Timothy E. Parker, CFA (1974)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Charles G. Pepin (1966)	Director, T. Rowe Price Trust Company; Vice
Vice President	President, T. Rowe Price and T. Rowe Price
Group, Inc.

Robert T. Quinn, Jr. (1972)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Deborah D. Seidel (1962)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Investment Services, Inc., and T. Rowe Price
Services, Inc.

Gabriel Solomon (1977)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Eric L. Veiel, CFA (1972)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.; formerly Senior Equity Analyst,
Wachovia Securities (to 2005)

Julie L. Waples (1970)	Vice President, T. Rowe Price
Vice President

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least five years.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Directors/Trustees has determined that Mr. Anthony W. Deering qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Deering is considered independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant’s principal accountant were as follows:

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements and specifically include the issuance of a report on internal controls and, if applicable, agreed-upon procedures related to fund acquisitions. Tax fees include amounts related to services for tax compliance, tax planning, and tax advice. The nature of these services specifically includes the review of distribution calculations and the preparation of Federal, state, and excise tax returns. All other fees include the registrant’s pro-rata share of amounts for agreed-upon procedures in conjunction with service contract approvals by the registrant’s Board of Directors/Trustees.

(e)(1) The registrant’s audit committee has adopted a policy whereby audit and non-audit services performed by the registrant’s principal accountant for the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant require pre-approval in advance at regularly scheduled audit committee meetings. If such a service is required between regularly scheduled audit committee meetings, pre-approval may be authorized by one audit committee member with ratification at the next scheduled audit committee meeting. Waiver of pre-approval for audit or non-audit services requiring fees of a de minimis amount is not permitted.

    (2) No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $1,879,000 and $1,922,000, respectively.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant’s audit committee. Accordingly, these services were considered by the registrant’s audit committee in maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is attached.

    (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

    (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Capital Opportunity Fund, Inc.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	February 25, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	February 25, 2010

By	/s/ Gregory K. Hinkle
Gregory K. Hinkle
Principal Financial Officer

Date	February 25, 2010